Exhibit 10.3
FORM OF
WARRANT AGREEMENT
between
MARSHALL EDWARDS, INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.

Warrants to Purchase up to 2,709,051 Shares of Common Stock

WARRANT AGREEMENT
     This Warrant Agreement is entered into between Marshall Edwards, Inc., a Delaware corporation (the “Company”), and Computershare Shareholder Services, Inc., a Delaware corporation (“CSS”), and its wholly owned subsidiary, Computershare Trust Company, N.A. (the “Trust Company”), as warrant agent (CSS and the Trust Company, individually or collectively, the “Warrant Agent”).
RECITALS
     A. The Company proposes to issue 2,709,863 Warrants to purchase up to 2,709,863 shares of common stock, par value $0.00000002 per share (the “Common Stock”) of the Company.
     B. The Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act on behalf of the Company, in connection with the issuance of the Warrant Certificates (as defined below) and the other matters provided herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
     “Additional Common Stock” shall mean all Common Stock issued or issuable by the Company after the date of this Agreement, other than the Warrant Shares.
     “Affiliate” shall mean, as to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control of such Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding the foregoing, “Affiliate” shall not include any wholly-owned Subsidiary of the Company.
     “Agreement” shall mean this Warrant Agreement, as the same may be amended, modified or supplemented from time to time.
     “Business Day” shall mean any day other than a Saturday, Sunday or a day on which the New York Stock Exchange is not required to be open.
     “Capital Stock” of any Person shall mean any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.
     “Common Stock” shall mean (i) the Common Stock, par value U.S. $0.00000002 per share, of the Company, as constituted on the original issuance of the Warrants, (ii) any Capital Stock into which such Common Stock may thereafter be changed and (iii) any share of the Company of any other class issued to holders of such Common Stock upon any reclassification thereof.
     “Company” shall mean the company identified in the preamble hereof and its successors and assigns.
     “Company Order” shall mean a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any Vice President, its Chief Financial Officer and by its Treasurer, any Assistant Treasurer its Secretary or any Assistant Secretary, and delivered to the Warrant Agent.
     “Corporate Agency Office” shall have the meaning given such term in Article 9.
     “Countersigning Agent” shall mean any Person authorized by the Warrant Agent to act on behalf of the Warrant Agent to countersign Warrant Certificates.
     “Effective Date” shall mean the date that the Registration Statement is declared effective under the Securities Act.
     “Effective Registration” shall mean that the Company shall have filed and caused to become effective a Registration Statement under the Securities Act for the sale of Warrants by the Holders.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Expiration Date” shall mean July 11, 2010.
     “Holder” or “Warrantholder” shall mean any Person in whose name at the time any Warrant Certificate is registered upon the Warrant Register.
     “Institutional Accredited Investor” shall mean an institution that is an “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.
     “Non-Surviving Combination” shall mean any merger, consolidation or other business combination by the Company with one or more other entities in a transaction in which the Company is not the surviving entity.
     “Outstanding” shall mean, as of the time of determination, when used with respect of any Warrants, all Warrants originally issued under this Agreement except (i) Warrants that have been exercised pursuant to Section 3.2(a), (ii) Warrants that have expired pursuant to Sections 3.2(b), 5 or 7 and (iii) Warrants that have otherwise been acquired by the Company; provided, however, that in determining whether the Holders of the requisite amount of the outstanding Warrants have given any request, demand, authorization, direction, notice, consent or waiver under the provisions of this Agreement, Warrants owned by the Company or any Subsidiary or Affiliate of the Company or any Person that is at such time a party to a merger or acquisition agreement with the Company shall be disregarded and deemed not to be outstanding.
     “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Qualified Institutional Buyer” shall have the meaning given such term in Rule 144A under the Securities Act.
     “Recipient” shall have the meaning given such term in Section 3.2(e).
     “Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated July 11, 2006, by and among the Company and the purchasers named on the signature pages thereto, as such agreement may be amended, modified or supplemented from time to time.
     “Registration Statement” shall have the meaning given such term in Section 1 of the Registration Rights Agreement.
     “Restricted Warrants” shall have the meaning given such term in Section 2.2(b).
     “Restricted Warrant Legend” shall mean the legend so designated on the Warrant Certificate attached hereto as Exhibit A.
     “Rule 144” shall mean Rule 144 promulgated under the Securities Act.
     “SEC” shall mean the Securities and Exchange Commission or any successor agency thereto.
     “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Subsidiary” shall mean, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.
     “Warrant Agent” shall mean the warrant agent named in the preamble hereof or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.
     “Warrant Certificates” shall mean those certain warrant certificates evidencing the Warrants, substantially in the form of Exhibit A attached hereto.

     “Warrant Price” shall mean the exercise price per Warrant Share set at 125% of the closing bid price of the Common Stock on July 11, 2006.
     “Warrant Register” shall have the meaning given such term in Article 9.
     “Warrant Shares” shall mean the Common Stock issuable upon exercise of the Warrants, the number of which is subject to adjustment from time to time in accordance with Article 6.
     “Warrants” shall mean those warrants issued hereunder to purchase initially up to an aggregate of 2,709,051 Warrant Shares at the Warrant Price, subject to adjustment pursuant to Article 6.
ARTICLE 2
WARRANT CERTIFICATES
     Section 2.1 Issuance of Warrants. Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase seven Warrant Shares, subject to adjustment as provided in Article 6.
     Section 2.2 Form, Denomination and Date of Warrants. (a) The Warrant Certificates shall be substantially in the form of Exhibit A hereto. The Warrants shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Warrant Agent. Each Warrant shall be dated the date of its authentication. Any of the Warrants may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Warrants are admitted to trading, or to conform to general usage. All Warrants shall be otherwise substantially identical except as to denomination and as provided herein.
          (b) Purchasers of Warrants will receive certificated Warrants bearing the Restricted Warrant Legend (“Restricted Warrants”). Restricted Warrants will bear the Restricted Warrant Legend unless removed in accordance with Section 2.4.
     Upon the occurrence of an Effective Registration, all requirements with respect to legends on Warrants will cease to apply, and certificated Warrants without legends will be available to the Holders.
     Section 2.3 Execution and Delivery of Warrant Certificates. (a) Warrant Certificates evidencing the Warrants which may be countersigned and delivered under this Agreement are limited to Warrant Certificates evidencing 2,709,051 Warrants, except for Warrant Certificates countersigned and delivered upon registration of transfer of, or in exchange for, or in lieu of, one or more previously countersigned Warrant Certificates pursuant to Sections 2.6, 3.2(e), 7 and 9.

          (b) At any time and from time to time on or after the date of this Agreement, Warrant Certificates evidencing the Warrants may be executed by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall, upon receipt of a Company Order and at the direction of the Company set forth therein, countersign and deliver such Warrant Certificates to the Company for issuance. The Warrant Agent is further hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Sections 2.2, 2.6, 3.2(e), 7 or 9.
          (c) The Warrant Certificates shall be executed in the corporate name and on behalf of the Company by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or any one of the Vice Presidents of the Company under corporate seal reproduced thereon and attested to by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Agreement any such person was not such an officer.
     Section 2.4 Transfer and Exchange. (a) If a holder of a Restricted Warrant wishes at any time to transfer such Restricted Warrant to a Person who wishes to take delivery thereof in the form of a Restricted Warrant, such holder may, subject to the restrictions on transfer set forth herein and in such Restricted Warrant, cause the exchange of such Restricted Warrants for one or more Restricted Warrants of any authorized denomination or denominations and exercisable for the same aggregate number of Warrant Shares. Upon receipt by the Warrant Agent at its Corporate Agency Office of (1) such Restricted Warrant, duly endorsed as provided herein, (2) instructions from such holder directing the Warrant Agent to authenticate and deliver one or more Restricted Warrants exercisable for the same aggregate number of Warrant Shares as the Restricted Warrant to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Restricted Warrants to be so issued and appropriate delivery instructions, (3) a certificate in the form of Exhibit B attached hereto given by the Person acquiring the Restricted Warrants, to the effect set forth therein, and (4) an opinion of counsel to the transferor of such Restricted Warrant substantially to the effect set forth in Exhibit C hereto, to the effect set forth therein, then the Warrant Agent shall cancel or cause to be cancelled such Restricted Warrant and, concurrently therewith, the Company shall execute, and the Warrant Agent shall authenticate and deliver, one or more Restricted Warrants to the effect set forth therein, in accordance with the instructions referred to above.
          (b) If Warrants are issued upon the transfer, exchange or replacement of Warrants bearing the Restricted Warrant Legend, or if a request is made to remove such Restricted Warrant Legend, the Warrants so issued shall bear the Restricted Warrant Legend; or

the Restricted Warrant Legend shall not be removed, as the case may be, unless (i) there is delivered to the Company and the Warrant Agent satisfactory evidence, which shall include an opinion of counsel as may be reasonably required by the Company and the Warrant Agent to the effect that neither the Restricted Warrant Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act or, with respect to Restricted Warrants, that such Warrants are not “restricted” within the meaning of Rule 144 under the Securities Act or (ii) there is an Effective Registration with respect to the Warrants then in effect or the Warrants as to which the Restricted Warrant Legend is sought to be removed have been disposed of in accordance with the Registration Statement. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Warrant Agent of an Effective Registration with respect to the Warrants, the Warrant Agent, at the direction of the Company, shall authenticate and deliver Warrant Certificates that do not bear the Restricted Warrant Legend.
          (c) No service charge shall be made to a Warrantholder for any registration of transfer or exchange.
     Section 2.5 Effective Registration. In the event the Company has an Effective Registration, the Company shall notify the Warrant Agent within two Business Days after the Effective Date. Promptly after delivering to the Warrant Agent notice of the Effective Registration, the Company shall cause to be delivered to the Warrant Agent certificates for Warrants without legends and the Warrant Agent shall authenticate and deliver certificated Warrants without legends to Holders presenting their certificated Warrants for exchange to transferees of Warrants covered by the Registration Statement in the names and denominations specified by them.
ARTICLE 3
EXERCISE, REDEMPTION AND EXPIRATION OF WARRANTS
     Section 3.1 Right to Acquire Warrant Shares Upon Exercise. Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions thereof and of this Agreement, to acquire from the Company, for each Warrant evidenced thereby, seven Warrant Shares at the Warrant Price, subject to adjustment as provided in this Agreement. The Warrant Price shall be adjusted from time to time as required by Section 6.1.
     Section 3.2 Exercise and Expiration of Warrants. (a) Exercise of Warrants. Subject to the terms and conditions set forth herein, including, without limitation, the exercise procedure described in Section 3.2(c), a Holder of a Warrant Certificate may exercise all or any whole number of the Warrants evidenced thereby, on any Business Day from and after January 11, 2007 until 5:00 p.m., New York City time, on the Expiration Date (subject to earlier expiration pursuant to Article 5) for the Warrant Shares purchasable thereunder.
          (b) Expiration of Warrants. The Warrants shall terminate and become void as of 5:00 p.m., New York time on the Expiration Date, subject to earlier expiration in accordance with Article 5. In the event that the Warrants are to expire by reason of Article 5, the term “Expiration Date” shall mean such earlier date for all purposes of this Agreement.
          (c) Method of Exercise.
               (i) Cash Exercise. The Holder may deliver to the Warrant Agent at the Corporate Agency Office (A) a written notice of such Holder’s election to exercise Warrants, duly executed by such Holder in the form set forth on the reverse of, or attached to, such Warrant Certificate, which notice shall specify the number of Warrant Shares to be purchased, (B) the Warrant Certificate evidencing such Warrants and (C) to CSS, a sum equal to the aggregate Warrant Price for the Warrant Shares into which such Warrants are being exercised, which sum shall be paid in any combination elected by such Holder of (x) certified or official bank checks in New York Clearing House funds payable to the order of the Company and delivered to CSS at the Corporate Agency Office, or (y) to CSS, wire transfers in immediately available funds to the account of the Company at such banking institution as the Company shall have given notice to the Warrant Agent and the Holders in accordance with Section 13.1(b); or
               If fewer than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company. The Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names, subject to the provisions of Article 9, as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons in whose name such new Warrant Certificate is so registered. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.
               (ii) Cashless Exercise. In lieu of exercising the Warrant, the Holder may elect to receive shares of Common Stock equal to the value of the Warrant (or the portion thereof being canceled) by surrender of the Warrant at the principal office of the Company or Warrant Agent together with notice of such election, in which event the Company or Warrant Agent shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X	=	Y (A-B)
A
          Where X = the number of shares of Common Stock to be issued to the Holder.
               Y= the number of shares of Common Stock purchasable under the Warrant.
               A = the fair market value of one share of the Company’s Common Stock.
               B = the Exercise Price (as adjusted to the date of such calculation).

          For purposes of the Warrant, the fair market value of the Company’s Common Stock shall be determined as follows:
          a. If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of the Warrant or, if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or
          b. If the Common Stock is not so listed or admitted, the current market shall be the average of the closing bid and asked prices as quoted by the OTC Bulletin Board; or
          c. If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of the Warrant; or
          d. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.
          (d) Issuance of Warrant Shares. Upon surrender of a Warrant Certificate evidencing Warrants in conformity with the foregoing provisions and payment of the Warrant Price in respect of the exercise of one or more Warrants evidenced thereby, the Warrant Agent shall, when such payment is received, deliver to the Company the notice of exercise received pursuant to Section 3.2(c), and, in accordance with Section 3.3, deliver or deposit all funds received as instructed in writing by the Company and advise the Company by means of a weekly activity report of the amount of funds so deposited to its account. The Company shall thereupon, as promptly as practicable, and in any event within three Business Days after receipt by the Company of such notice of exercise, execute or cause to be executed and deliver or cause to be delivered to the Recipient (as defined below) a certificate or certificates representing the aggregate number of Warrant Shares issuable upon such exercise (based upon the aggregate number of Warrants so exercised), determined in accordance with Section 3.6, together with an amount in cash in lieu of any fractional share(s) determined in accordance with Section 6.4. The certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in such notice of exercise and shall be registered or otherwise placed in the name of, and delivered to, the Holder or, such other Person as shall be designated by the Holder in such notice (the Holder or such other Person being referred to herein as the “Recipient”).
          (e) Time of Exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date on which all requirements set forth in Section 3.2(c) applicable to such exercise have been satisfied. Subject to Section 6.1(e)(iv), certificate(s) evidencing the Warrant Shares issued upon the exercise of such Warrant shall be deemed to have been issued and, for all purposes of this Agreement, the Recipient shall, as between such Person and the Company, be deemed to be and entitled to all rights of the holder of record of such Warrant Shares as of such time.
     Section 3.3 Application of Funds Upon Exercise of Warrants. Any funds delivered to CSS upon exercise of any Warrant(s) shall be held by CSS in trust for the Company. CSS shall promptly deliver and pay to or upon the written order of the Company all funds received by it upon the exercise of any Warrants by bank wire transfer to an account designated by the Company or as CSS otherwise may be directed in writing by the Company.
     Section 3.4 Payment of Taxes. The Company shall pay any and all taxes (other than income taxes) and other charges that may be payable in respect of the issue or delivery of Warrant Shares on exercise of Warrants pursuant hereto. Neither the Company nor the Warrant Agent shall be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for Warrant Shares or payment of cash to any Recipient other than the Holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue or deliver any certificate or, in the case of CSS, pay any cash until (a) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Warrant Agent or the Company or (b) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.
     Section 3.5 Surrender of Certificates. Any Warrant Certificate surrendered for exercise shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by such Warrant Agent and shall not be reissued by the Company. Warrant Certificates shall be retained by the Company in accordance with applicable law.
     Section 3.6 Shares Issuable. The number of Warrant Shares “issuable upon exercise” of Warrants at any time shall be the number of Warrant Shares into which such Warrants are then exercisable. The number of Warrant Shares “into which each Warrant is exercisable” initially shall be one share, subject to adjustment as provided in Section 6.1.
ARTICLE 4
REGISTRATION RIGHTS
     The Warrantholders and holders of Warrant Shares shall have the registration rights provided for in the Registration Rights Agreement. The Company shall keep copies of the Registration Rights Agreement available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of the Registration Rights Agreement as the Warrant Agent may request.

ARTICLE 5
DISSOLUTION, LIQUIDATION OR WINDING UP
     If, on or prior to the Expiration Date, the Company (or any other Person controlling the Company) shall propose a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, the Company shall give written notice thereof to the Warrant Agent and all Holders of Warrant Certificates in the manner provided in Article 13 prior to the date on which such transaction is expected to become effective or, if earlier, the record date for such transaction. Such notice shall also specify the date as of which the holders of record of the Common Stock shall be entitled to exchange their shares for monies, securities or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date each Holder of Warrant Certificates shall be entitled to receive the monies, securities or other property which such Holder would have been entitled to receive had such Holder been the holder of record of the Warrant Shares into which the Warrants were exercisable immediately prior to such dissolution, liquidation or winding up (net of the then applicable Warrant Price) and the rights to exercise the Warrants shall terminate.
     In case of any such voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall deposit with the Warrant Agent any monies, securities or other property which the Holders are entitled to receive under this Agreement, together with a Company Order as to the distribution thereof. After receipt of such deposit from the Company and after any Holder has surrendered a Warrant Certificate to the Warrant Agent, the Warrant Agent shall make payment in the appropriate amount to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrant Certificate. The Warrant Agent shall not be required to pay interest on any money deposited pursuant to the provisions of this Article 5 except such as it shall agree with the Company to pay thereon. Any monies, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Article 5 shall be, and are hereby, assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such monies, securities or other property shall have been deposited; provided that monies, securities or other property need not be segregated from other monies, securities or other property held by the Warrant Agent except to the extent required by law.
ARTICLE 6
ADJUSTMENTS
     Section 6.1 Adjustments. The number of Warrant Shares into which each Warrant is exercisable and the Warrant Price shall be subject to adjustment from time to time after the date hereof in accordance (and only in accordance) with the provisions of this Article 6:
          (a) Adjustment for Recapitalization, Reorganization, Consolidation, Merger, Etc. In case (i) the outstanding shares of the Common Stock shall be subdivided into a greater number of shares, (ii) a dividend or other distribution in Common Stock shall be paid in respect of Common Stock, (iii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, or (iv) any shares of the Company’s capital stock are issued by reclassification of the Common Stock (including any reclassification upon a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect immediately prior to such subdivision, combination or reclassification or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision, combination or reclassification or immediately after the record date of such dividend or distribution be proportionately adjusted to equal the product obtained by multiplying the Exercise Price by a fraction, the numerator of which is the number of outstanding shares of Common Stock (on a fully diluted basis) after giving effect to such combination, subdivision, reclassification or dividend and the denominator of which is the number of outstanding shares of Common Stock (on a fully diluted basis) outstanding immediately prior to such combination, subdivision, reclassification or dividend.
          (b) For purposes of the Warrant, “on a fully diluted basis” means that all outstanding options, rights or Warrants to subscribe for shares of Common Stock and all securities convertible into or exchangeable for shares of Common Stock (such options, rights, Warrants and securities are collectively referred to herein as “Convertible Securities”) and all options or rights to acquire Convertible Securities have been exercised, converted or exchanged.
          (c) Whenever the Exercise Price per share is adjusted as provided in the immediately preceding paragraph, the number of shares of Common Stock purchasable upon conversion of the Warrant immediately prior to such Exercise Price adjustment shall be adjusted, effective simultaneous with the Exercise Price adjustment, to equal the product obtained (calculated to the nearest full share) by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the Exercise Price per share in effect immediately prior to such Exercise Price adjustment and the denominator of which is the Exercise Price per share in effect upon such Exercise Price adjustment, which adjusted number of shares of Common Stock shall thereupon be the number of shares of Common Stock purchasable upon conversion of the Warrant until further adjusted as provided herein.
          (d) Adjustment for Reorganization, Consolidation, Merger, Liquidation Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of the Warrant) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation or liquidate, then, and in each such case, the Holder of the Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger, conveyance or liquidation, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of the Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised the Warrant immediately prior thereto; in each such case, the terms of the Warrant shall be applicable to the securities or property receivable upon the exercise of the Warrant after such consummation.
          (e) No Dilution. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while the Warrant is outstanding, the Company (a) will not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of the Warrant to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Common Stock upon the exercise of the Warrant.
          (f) Certificate as to Adjustments. In each case of an adjustment in the number of shares of Warrant Shares receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.
          (g) Notices of Record Date, Etc. In case:
               (i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or
               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or
               (iii) of any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

ARTICLE 7
LOSS OR MUTILATION
     Upon (i) receipt by the Warrant Agent of an affidavit with respect to the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and an open penalty surety bond satisfactory to the Warrant Agent holding both it and the Company harmless and other such security or indemnity as may be reasonably required to save each of them harmless and (ii) surrender, in the case of mutilation, of the mutilated Warrant Certificate to the Warrant Agent and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants evidenced thereby have been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange therefor or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. At the written request of such registered Holder, the new Warrant Certificate so issued shall be retained by the Warrant Agent as having been surrendered for exercise, in lieu of delivery thereof to such Holder, and shall be deemed for purposes of Section 3.2 to have been surrendered for exercise on the date the conditions specified in clauses (i) and (ii) of the preceding sentence were first satisfied.
     Upon the issuance of any new Warrant Certificate under this Article 7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith.
     Every new Warrant Certificate executed and delivered pursuant to this Article 7 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.
     The provisions of this Article 7 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.
ARTICLE 8
RESERVATION AND AUTHORIZATION OF WARRANT SHARES
     The Company shall at all times reserve and keep available, free from preemptive rights, solely for issue upon the exercise of Warrants as herein provided, such number of its authorized but unissued Warrant Shares deliverable upon the exercise of Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants. The Company covenants that all Warrant Shares will, at all times that Warrants are exercisable, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which the Common Stock are then listed. The Company covenants that (i) all Warrant Shares that may be issued upon exercise of Warrants shall, upon issuance, be duly and validly authorized, issued and fully paid and nonassessable and free of preemptive or similar rights, (ii) the Warrants and Warrant Shares and the offering thereof are either registered or subject to a valid exemption from registration under the Securities Act and (iii) the stock certificates issued to evidence any such Warrant Shares will comply with the Delaware General Corporation Law and any other applicable law.
     The Company hereby authorizes and directs its current and future transfer agents for the Common Stock at all times to reserve stock certificates for such number of authorized shares as shall be requisite for such purpose. The Warrant Agent is hereby authorized to requisition from time to time from any such transfer agents stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement, and the Company hereby authorizes and directs such transfer agents to comply with all such requests of the Warrant Agent. The Company will supply such transfer agents with duly executed stock certificates for such purposes. Promptly after the date of expiration of all of the Warrants in accordance with Section 3.2(c), the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no Warrant Shares shall be reserved in respect of such Warrants.
ARTICLE 9
WARRANT TRANSFER BOOKS
     The Warrant Agent will maintain an office (the “Corporate Agency Office”) in the United States of America, where Warrant Certificates may be surrendered for registration of transfer or exchange and where Warrant Certificates may be surrendered for exercise of Warrants evidenced thereby, which office is Computershare Trust Company, N.A., 525 Washington Blvd. — Suite 4690, Jersey City, N.J. 07310, on the date hereof. The Warrant Agent will give prompt written notice to all Holders of Warrant Certificates of any change in the location of such office.
     The Warrant Certificates evidencing the Warrants shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent designated for such purpose a warrant register (the “Warrant Register”) in which, subject to such reasonable regulations as the Warrant Agent may prescribe and such regulations as may be prescribed by law, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.
     Subject to Section 2.4, upon surrender for registration of transfer of any Warrant Certificate at the Corporate Agency Office, the Company shall execute, and the Warrant Agent shall countersign and deliver, in the name of the designated transferee or transferees, one or more new Warrant Certificates evidencing a like aggregate number of Warrants.
     Subject to Section 2.4, (i) at the option of the Holder, Warrant Certificates may be exchanged at the office of the Warrant Agent upon payment of the charges hereinafter provided for other Warrant Certificates evidencing a like aggregate number of Warrants and (ii) whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign and deliver, the Warrant Certificates of the same tenor and evidencing the same number of Warrants as evidenced by the Warrant Certificates surrendered by the Holder making the exchange.
     All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.
     Subject to Section 2.4, every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.
     The Warrant Agent shall, upon request of the Company from time to time, deliver to the Company such reports of registered ownership of the Warrants and such records of transactions with respect to the Warrants and the Warrant Shares as the Company may request. The Warrant Agent shall also make available to the Company for inspection by the Company’s agents or employees, from time to time as the Company may request, such original books of accounts and records maintained by the Warrant Agent in connection with the issuance and exercise of Warrants hereunder, such inspections to occur at the Corporate Agency Office during normal business hours.
     The Warrant Agent shall keep copies of this Agreement and any notices given to Holders hereunder available for inspection by the Holders during normal business hours at the Corporate Agency Office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.
ARTICLE 10
WARRANTHOLDERS
     Section 10.1 No Voting or Dividend Rights. Prior to the exercise of the Warrants, except as may be specifically provided for herein, (i) no Holder of a Warrant Certificate, as such, shall be entitled to any of the rights of a holder of Common Stock, including, without limitation, the right to vote at or to receive any notice of any meetings of stockholders; (ii) the consent of any Holder shall not be required with respect to any action or proceeding of the Company; (iii) except as provided in Article 5, no Holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, shall have any right to receive any stock or cash dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the stockholders of the Company prior to, or for which the relevant record date preceded, the date of the exercise of such Warrant; and (iv) no Holder shall have any right not expressly conferred by this Agreement or Warrant Certificate held by such Holder.
     Section 10.2 Treatment of Holders of Warrant Certificates. Every Holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, with the Warrant Agent and with every subsequent holder of such Warrant Certificate that, prior to due presentment of such Warrant Certificate for registration of transfer, the Company and the

Warrant Agent may treat the Person in whose name the Warrant Certificate is registered as the owner thereof for all purposes and as the Person entitled to exercise the rights granted under the Warrants, and neither the Company, the Warrant Agent nor any agent thereof shall be affected by any notice to the contrary.
     Section 10.3 Communications to Holders. (a) If any Holder of a Warrant Certificate applies in writing to the Warrant Agent and such application states that the applicant desires to communicate with other Holders with respect to its rights under this Agreement or under the Warrants, then the Warrant Agent shall, within five (5) Business Days after the receipt of such application, and upon payment to the Warrant Agent by such applicant of the reasonable expenses of preparing such list, provide to such applicant a list of the names and addresses of all Holders of Warrant Certificates as of the most recent practicable date.
          (b) Every Holder of Warrant Certificates, by receiving and holding the same, agrees with the Company and the Warrant Agent that neither the Company nor the Warrant Agent nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 10.4(a).
ARTICLE 11
CONCERNING THE WARRANT AGENT
     Section 11.1 Nature of Duties and Responsibilities Assumed. The Company hereby appoints the Warrant Agent to act as agent of the Company as set forth in this Agreement. The Warrant Agent hereby accepts the appointment as agent of the Company and agrees to perform that agency upon the terms and conditions set forth in this Agreement or as the Company and the Warrant Agent may hereafter agree, by all of which the Company, by its acceptance thereof, shall be bound; provided, however, that the terms and conditions contained in the Warrant Certificates are subject to and governed by this Agreement or any other terms and conditions hereafter agreed to by the Company and the Warrant Agent.
     The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to validity or authorization of (i) the Warrants or the Warrant Certificates (except as to its countersignature thereon), (ii) any securities or other property delivered upon exercise of any Warrant, (iii) the accuracy of the computation of the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Warrant or (iv) the correctness of any of the representations of the Company made in such certificates that the Warrant Agent receives. The Warrant Agent shall not at any time have any duty to calculate or determine whether any facts exist that may require any adjustments pursuant to Article 6 hereof with respect to the kind and amount of shares or other securities or any property issuable to Holders upon the exercise of Warrants required from time to time. The Warrant Agent shall have no duty or responsibility to determine the accuracy or correctness of such calculation or with respect to the methods employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article 6 hereof, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Warrant Shares or stock certificates or other securities or property upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article 6 hereof or to comply with any of the covenants of the Company contained in Article 12 hereof.
     The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, offered or omitted by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates or (iii) be liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct.
     The Warrant Agent is hereby authorized to accept and is protected in accepting instructions with respect to the performance of its duties hereunder by Company Order and to apply to any such officer named in such Company Order for instructions (which instructions will be promptly given in writing when requested), and the Warrant Agent shall be indemnified and held harmless for any action taken or suffered to be taken by it in good faith in accordance with the instructions in any Company Order.
     The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided that reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.
     The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.
     The Warrant Agent shall act solely as agent of the Company hereunder and does not assume any obligation or relationship of agency or trust for or with any of the Holders or any beneficial owners of Warrants. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein or specifically set forth in the Warrant Certificates, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent whose duties and obligations shall be determined solely by the express provisions hereof or the express provisions of the Warrant Certificates.

     Section 11.2 Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.
     Section 11.3 Compensation, Reimbursement and Indemnification. The Company agrees to pay the Warrant Agent from time to time compensation for all fees and expenses relating to its services hereunder as the Company and the Warrant Agent may agree from time to time and to reimburse the Warrant Agent for reasonable expenses and disbursements, including reasonable counsel fees and expenses incurred in connection with the execution and administration of this Agreement. The Company further agrees to indemnify the Warrant Agent for and save it harmless against any losses, liabilities or reasonable expenses arising out of or in connection with the acceptance and administration of this Agreement, including the reasonable costs, legal fees and expenses of investigating or defending any claim of such liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent’s own gross negligence, bad faith or willful misconduct.
     Section 11.4 Warrant Agent May Hold Company Securities. The Warrant Agent, any Countersigning Agent and any stockholder, director, officer or employee of the Warrant Agent or any Countersigning Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Affiliates, become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent or the Countersigning Agent, respectively, under this Agreement. Nothing herein shall preclude the Warrant Agent or any Countersigning Agent from acting in any other capacity for the Company or for any other legal entity.
     Section 11.5 Resignation and Removal; Appointment of Successor. (a) The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent’s own gross negligence or willful misconduct) after giving thirty (30) days’ prior written notice to the Company. The Company may remove the Warrant Agent upon thirty (30) days’ written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the expense of the Company, cause notice to be given in accordance with Section 13.1(b) to each Holder of a Warrant Certificate of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) calendar days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any new Warrant Agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof in good standing, authorized under such laws to act as Warrant Agent, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the reasonable expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 11.5(a), however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of a new Warrant Agent, as the case may be.
          (b) Any corporation into which the Warrant Agent or any new Warrant Agent that be merged, or any corporation resulting from any consolidation to which the Warrant Agent or any new Warrant Agent shall be a party, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 11.5(a). Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be given in accordance with Section 13.1(b) to each Holder of a Warrant Certificate at such Holder’s last address as shown on the Warrant Register.
     Section 11.6 Appointment of Countersigning Agent. (a) The Warrant Agent may appoint a Countersigning Agent or Agents which shall be authorized to act on behalf of the Warrant Agent to countersign Warrant Certificates issued upon original issue and upon exchange, registration of transfer or pursuant to Article 7, and Warrant Certificates so countersigned shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. Wherever reference is made in this Agreement to the countersignature and delivery of Warrant Certificates by the Warrant Agent or to Warrant Certificates countersigned by the Warrant Agent, such reference shall be deemed to include countersignature and delivery on behalf of the Warrant Agent by a Countersigning Agent and Warrant Certificates countersigned by a Countersigning Agent. Each Countersigning Agent shall be acceptable to the Company and shall at the time of appointment be a corporation doing business under the laws of the United States of America or any State thereof in good standing, authorized under such laws to act as Countersigning Agent, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Countersigning Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Countersigning Agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority.
          (b) Any corporation into which a Countersigning Agent may be merged, or any corporation resulting from any consolidation to which such Countersigning Agent shall be a party, shall be a successor Countersigning Agent without any further act, provided that such corporation would be eligible for appointment as a new Countersigning Agent under the provisions of Section 11.6(a), without the execution or filing of any paper or any further act on the part of the Warrant Agent or the Countersigning Agent. Any such successor Countersigning Agent shall promptly cause notice of its succession as Countersigning Agent to be given in accordance with Section 13.1(b) to each Holder of a Warrant Certificate at such Holder’s last address as shown on the Warrant Register.
          (c) A Countersigning Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to the Warrant Agent and to the Company. The Warrant Agent may at any time terminate the agency of a Countersigning Agent by giving thirty (30) days’ prior written notice thereof to such Countersigning Agent and to the Company.
          (d) The Warrant Agent agrees to pay to each Countersigning Agent from time to time reasonable compensation for its services under this Section, and the Warrant Agent shall be entitled to be reimbursed for such payments, subject to the provisions of Section 11.3.
          (e) Any Countersigning Agent shall have the same rights and immunities as those of the Warrant Agent set forth in Section 11.1.
ARTICLE 12
ADDITIONAL COVENANTS OF THE COMPANY
     Section 12.1 Reports to Holders. (a) Whether or not required by Sections 13 or 15(d) of the Exchange Act, the Company shall file with the SEC within any applicable time periods it prescribes (i) such annual reports as would be required by Sections 13 or 15(d) of the Exchange Act, (ii) quarterly reports for each of the first three fiscal quarters of each fiscal year and (iii) all other reports and information as would be required by Sections 13 or 15(d) of the Exchange Act. Within fifteen (15) days after the same shall be filed with the SEC, the Company shall file with the Warrant Agent, and supply to each Holder of Warrants, without cost to such Holder, copies of such reports or other information, unless such reports and information are filed by EDGAR with the SEC.
          (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all reports and other documents and information that the Warrant Agent may be required to deliver to the Holders of the Warrants under this Section 12.1.
     Section 12.2 Compliance with Agreements. The Company shall comply in all material respects with the terms and conditions of the Registration Rights Agreement.
     Section 12.3 Maintenance of Office. So long as any of the Warrants remain outstanding, the Company will maintain in the City of New York the following: (a) an office or agency where the Warrants may be presented for exercise, (b) an office or agency where the Warrants may be presented for registration of transfer and for exchange as in this Agreement provided and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby initially designates the office of the Warrant Agent at Computershare Trust Company, N.A., 525 Washington Blvd.-Suite 4690, Jersey City, N.J.

07310, or such other location as the Company may designate upon notice from the Warrant Agent as the office or agency for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Agency Office.
ARTICLE 13
NOTICES
     Section 13.1 Notices Generally. (a) Any request, notice, direction, authorization, consent, waiver, demand or other communication permitted or authorized by this Agreement to be made upon; given or furnished to or filed with the Company or the Warrant Agent by the other party hereto or by any Holder shall be sufficient for every purpose hereunder if in writing (including telecopy communication) and telecopied or delivered by hand (including by courier service) as follows:
     If to the Company, to it at:
Marshall Edwards, Inc.
140 Wicks Road, North Ryde
NSW, 2113 Australia
Attention: David R. Seaton
Fax: +61 2 9878-8474
with a copy to:
Morgan Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178
Attention: Steven A. Navarro, Esq.
Fax: (212) 309-6001
or
     If to the Warrant Agent, to it at:
Computershare Trust Company, N.A.
250 Royal Street
Canton, Massachusetts 02021
Attn: Corporate Actions Department
or, in either case, such other address as shall have been set forth in a notice delivered in accordance with this Section 13.1(a).
     All such communications shall, when so telecopied or delivered by hand, be effective when telecopied with confirmation of receipt or received by the addressee, respectively.

     Any Person that telecopies any communication hereunder to any Person shall, on the same date as such telecopy is transmitted, also send, by first class mail, postage prepaid and addressed to such Person as specified above, an original copy of the communication so transmitted.
          (b) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Warrant Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by a method approved by the Warrant Agent as one which would be most reliable under the circumstances for successfully delivering the notice to the addressees shall constitute a sufficient notification for every purpose hereunder.
     Section 13.2 Required Notices to Holders. In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock for which an adjustment is required to be made pursuant to Article 6, (ii) to distribute to the holders of its Common Stock rights to subscribe for or to purchase any Additional Common Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Common Stock, (iv) to effect any transaction described in Section 6.1(g) or (v) to effect the liquidation, dissolution or winding up of the Company, then, and in each such case, the Company shall cause to be filed with the Warrant Agent and shall give to each Holder of a Warrant Certificate, in accordance with Section 13.1(b), a notice of such proposed action or event. Such notice shall specify (x) the date on which a record is to be taken for the purposes of such dividend or distribution; and (y) the date on which such reclassification, transaction, event, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, transaction, event, liquidation, dissolution or winding up. Such notice shall be given, in the case of any action covered by clause (i) or (ii) above, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of such action or, in the case of any action covered by clauses (iii) through (v), at least twenty (20) days prior to the applicable effective or expiration date specified above or, in any such case, prior to such earlier time as notice thereof shall be required to be given pursuant to Rule 10b-17 under the Exchange Act, if applicable.
     If at any time the Company shall cancel any of the proposed transactions for which notice has been given under this Section 13.2 prior to the consummation thereof, the Company shall give each Holder prompt notice of such cancellation in accordance with Section 13.1(b) hereof.

ARTICLE 14
APPLICABLE LAW
THIS AGREEMENT, EACH WARRANT CERTIFICATE ISSUED HEREUNDER, EACH WARRANT EVIDENCED THEREBY AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
EACH OF THE PARTIES HERETO CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT LOCATED WITHIN THE CITY, COUNTY AND STATE OF NEW YORK. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST THE OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.
ARTICLE 15
COUNTERPARTS
     This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
ARTICLE 16
AMENDMENTS
     This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by each of the parties hereto.
ARTICLE 17
INSPECTION
     The Company shall cause a copy of this Agreement to be available at all reasonable times at its principal executive offices for inspection by the Holder of any Warrant Certificate. The Company may require such Holder to submit his Warrant Certificate for inspection by it.

ARTICLE 18
SUCCESSOR TO THE COMPANY
     So long as Warrants remain outstanding, the Company will not enter into any Non-Surviving Combination unless the acquirer shall expressly assume by a supplemental agreement, executed and delivered to the Warrant Agent, in form reasonably satisfactory to the Warrant Agent, the due and punctual performance of every covenant of this Agreement on the part of the Company to be performed and observed and shall have provided for exercise rights in accordance with Section 6.1(g). Upon the consummation of such Non-Surviving Combination, the acquirer shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such acquirer had been named as the Company herein.
ARTICLE 19
ENTIRE AGREEMENT
     This Agreement sets forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous agreements among all or some of the parties hereto with respect thereto, whether written, oral or otherwise.
ARTICLE 20
HEADINGS
     The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.
ARTICLE 21
DAMAGES
     No party shall be liable for any incidental, indirect, special or consequential damages of any nature whatsoever, including, but not limited to, loss of anticipated profits, occasioned by a breach of any provision of this Agreement even if apprised of the possibility of such damages.
ARTICLE 22
THIRD PARTY BENEFICIARIES
     Notwithstanding anything contained herein to the contrary, the provisions of this Agreement are intended to benefit only the Warrant Agent, the Company and their respective permitted successors and assigns. No rights shall be granted to any other person by virtue of this Agreement and there are no third party beneficiaries hereof.
[Signature page to follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MARSHALL EDWARDS, INC.

By:
Name:
Title:

COMPUTERSHARE SHAREHOLDER SERVICES, INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

EXHIBIT A
FORM OF WARRANT CERTIFICATE

A-1

EXHIBIT B
FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE
(Transfers Pursuant to §2.4(a) of the Warrant Agreement)
                    ___, 20
Computershare Trust Company, N.A.

Attention:
Re:       Marshall Edwards, Inc. Warrants to Purchase Common Stock (the “Warrants”)
     Reference is hereby made to the Warrant Agreement dated as of June                     , 2006 (the “Warrant Agreement”) between Marshall Edwards, Inc. and Computershare Trust Company, N.A., as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given them in the Warrant Agreement.
     This letter relates to Warrants exercisable for an aggregate of                     Common Stock (“Warrant Shares”), which Warrants are held in the name of [name of transferor] (the “Transferor”) to effect the transfer of the Warrants to the undersigned.
     In connection with such request, and in respect of such Warrants, we confirm that:
     1. We understand that the Warrants and Warrant Shares have not been and may not be registered under the Securities Act, and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.
     2. We are a corporation, partnership or other entity or person having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants, and we are (or any account for which we are purchasing is) an Institutional Accredited Investor or a Qualified Institutional Buyer (as such terms are defined under the Securities Act), able to bear the economic risk of investment in the Warrants.
     3. We are acquiring the Warrants for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Warrants or Warrant Shares, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control.
     4. We understand that (a) the Warrants will be delivered to us in registered form only and that the certificate delivered to us in respect of the Warrants will bear a legend substantially to the following effect:

[Restricted Warrant Legend]
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.
and (b) such certificates shall be reissued without the foregoing legend only in the event of a disposition of the Warrants in accordance with the provisions of paragraph 5(c) or (d) below, or at our request at such times as we would be permitted to dispose of the Warrants in accordance with paragraph 5(d) below.
     5. We agree that in the event that at some future time we wish to dispose of any of the Warrants or Warrant Shares, we will not do so unless:
     (a) the Warrants or Warrant Shares are sold to the Company or any Subsidiary thereof;
     (b) the Warrants are sold to an Institutional Accredited Investor or a Qualified Institutional Buyer, that, prior to such transfer, furnishes to the Warrant Agent a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants and Warrant Shares (the form of which letter can be obtained from the Warrant Agent);
     (c) the Warrants or Warrant Shares are sold by us pursuant to Rule 144 under the Securities Act; or
     (d) the Warrants or Warrant Shares are sold pursuant to an effective registration statement under the Securities Act.

Very truly yours,

[PURCHASER]

By:
Name:
Title:
Dated:                     , 200___
cc: Marshall Edwards, Inc.

EXHIBIT C
FORM OF LEGAL OPINION ON TRANSFER
                    ____, 20___
EquiServe Trust Company, N.A.

Attention:
Re:      Marshall Edwards, Inc. Warrants to Purchase Common Stock
Ladies and Gentlemen:
     This opinion is being furnished to you in connection with the sale by                     (the “Transferor”) to                                         (the “Purchaser”) of Warrants to Purchase Common Stock exercisable for an aggregate of                     Common Stock, par value $.01 per share, of Marshall Edwards, Inc. (the “Warrants”).
     We have examined such documents and records as we have deemed appropriate. In our examination of the foregoing, we have assumed the authenticity of all documents, the genuineness of all signatures and the due authorization, execution and delivery of the aforementioned by each of the parties thereto. We have further assumed the accuracy of the representations contained in the Accredited Investor Transferee Certificate executed and delivered by the Purchaser in connection with its purchase of the Warrants made by the parties executing such document. We have also assumed that the sale of the Warrants to the Transferor was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”).
     Based on the foregoing, we are of the opinion that the sale to the Purchaser of the Warrants is subject to a valid exemption from the registration requirements of the Securities Act and does not require registration of such Warrants or the Common Stock issuable upon exercise thereof under the Securities Act.
Very truly yours,

C-1